UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2025

AST SpaceMobile, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39040	84-2027232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Midland International Air & Space Port

2901 Enterprise Lane

Midland, Texas 79706

(Address of Principal Executive Offices) (Zip Code)

(432) 276-3966

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 21, 2025, as described below under Item 5.07 of this Current Report on Form 8-K, the stockholders of AST SpaceMobile, Inc. (the “Company”) approved the Amended and Restated AST SpaceMobile, Inc. 2024 Incentive Award Plan (the “Plan”). The Board of Directors of the Company (the “Board”) previously adopted the Plan on October 6, 2025, subject to stockholder approval. The Plan reserves an additional 10,000,000 shares of the Company’s Class A Common Stock for the issuance of awards under the Plan and extends the Plan’s expiration date from July 29, 2034 until October 6, 2035, unless terminated earlier by the Board.

The material terms of the Plan are described in “Proposal No. 1 – Approval of the Amended and Restated AST SpaceMobile, Inc. 2024 Incentive Award Plan to Increase the Number of Shares of the Company’s Class A Common Stock Available for Issuance Thereunder and to Extend the Term of the Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 28, 2025, which description is incorporated herein by reference. The description of the material terms of the Plan is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 and incorporated by reference in this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 21, 2025, the Company held the Special Meeting of Stockholders at which the Company’s stockholders voted on a proposal to approve the Plan.

The Company has three classes of common stock, and holders of each class of common stock as of October 15, 2025 (the “Record Date”) were entitled to vote at the Special Meeting of Stockholders. Holders of the Company’s Class A Common Stock and Class B Common Stock were entitled to one vote per share on the forgoing proposal, and holders of the Company’s Class C Common Stock were entitled to 10 votes per share on the forgoing proposal. There were 153,102,460 shares of the Company’s Class A, Class B and Class C Common Stock represented either in person or by proxy at the Special Meeting of Stockholders, which represented 80.2% of the total voting power of the Company, thereby constituting a quorum.

A summary of the voting results, as certified by the Inspector of Election for the Special Meeting of Stockholders, is set forth below.

Proposal 1: Approval of the Amended and Restated AST SpaceMobile, Inc. 2024 Incentive Award Plan to Increase the Number of Shares of the Company’s Class A Common Stock Available for Issuance Thereunder and to Extend the Term of the Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
819,647,361	36,483,937	438,864	-

The Company’s stockholders approved the Plan.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Amended and Restated AST SpaceMobile, Inc. 2024 Incentive Award Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AST SPACEMOBILE, INC.

Date: November 21, 2025	By:	/s/ Andrew M. Johnson
Andrew M. Johnson
Executive Vice President, Chief Financial Officer and Chief Legal Officer